Exhibit 10.12

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,
MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND
WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY
DISCLOSED

SECOND AMENDMENT TO THE EXCLUSIVE LICENSE AGREEMENT
This SECOND AMENDMENT TO THE EXCLUSIVE LICENSE AGREEMENT (this “Amendment”), entered into as of December 14, 2021 (the “Amendment Effective Date”), is entered into by and between Lian Oncology Limited, a limited company incorporated under the laws of Hong Kong (“Lian Oncology HK”), LianBio Licensing, LLC, a Delaware limited liability company and an Affiliate of LianBio (“LianBio Licensing”), Lian Oncology, an exempted company organized under the laws of the Cayman Islands (“Lian Oncology”) (together, “Licensee”), and QED Therapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware (“Company”). Licensee and Company are each referred to herein individually as a “Party”, and collectively as the “Parties.”
INTRODUCTION
WHEREAS, LianBio, an exempted company organized under the laws of the Cayman Islands (“LianBio”) and Company entered into an Exclusive License Agreement, dated October 16, 2019 (the “Original License Agreement”) for the Development, Manufacture, and Commercialization of Licensed Products in the Field in the Territory;
WHEREAS, LianBio and Company amended the License Agreement through an Amendment to the Exclusive License Agreement, dated September 26, 2020 (the “First Amendment”, and together with the Original License Agreement, the “License Agreement”);
WHEREAS, on October 11, 2020, LianBio novated to LianBio Licensing all of its rights, title, interest, liabilities, duties, and obligations under the License Agreement, Company agreed to such novation, and LianBio Licensing accepted such novation;
WHEREAS, on September 28, 2021, LianBio Licensing assigned to its Affiliate, Lian Oncology, all of its rights, title, interest, liabilities, duties, and obligations under the License Agreement, and Lian Oncology accepted such assignment;
WHEREAS, on September 28, 2021, LianBio Oncology assigned to its Affiliate, Lian Oncology HK, all of its rights, title, interest, liabilities, duties, and obligations under the License Agreement and Lian Oncology HK accepted such assignment;
WHEREAS, the Parties wish to amend the License Agreement to amend certain of Licensee’s and Company’s Development commitments under the License Agreement, as provided herein;
NOW, THEREFORE, in consideration of the premises and the mutual promises and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:
1.Capitalized Terms. Any capitalized term used in this Amendment but not otherwise defined will have the meaning as defined in the License Agreement.
2.Development Diligence. Section 3.1(a) of the License Agreement is hereby amended and replaced in its entirety as follows:

Development Diligence. Licensee (directly, or through its Affiliates, Sublicensees and contractors) will use Commercially Reasonable Efforts to Develop and Commercialize the Licensed Products in the Field in the Territory in accordance with the Development Plan; provided, however, notwithstanding the foregoing and anything to the contrary in this Agreement or in the Development Plan, [***]. Notwithstanding the foregoing and anything to the contrary in this Agreement, Licensee shall not be deemed to be in breach of its obligations under this Section 3.1(a), (i) to the extent it is prevented from or delayed in using Commercially Reasonable Efforts to Develop the Licensed Product in the Field in the Territory as a result of the acts or omissions of Company, including Company’s breach of any of its obligations under this Agreement or failure to timely perform its activities under the Development Plan, or (ii) for any failure by Licensee to enroll the number of patients in the  [***] Trial (as defined below) specified in the Development Plan, provided that Licensee has used Commercially Reasonable Efforts to enroll patients in the  [***] Trial (as defined below) after taking into consideration the Development Plan in good faith. Company (directly, or through its Affiliated Entities (to the extent applicable), Sublicensees and contractors) will use Commercially Reasonable Efforts to perform the activities assigned to it in the Development Plan.
3.Development Responsibilities. The last sentence of Section 3.1(b) of the License Agreement is hereby amended and replaced in its entirety as follows:
Subject to Section 3.1(a), Licensee will be responsible for the day-to-day implementation of any Development activities for which it (or any of its Affiliates) is assigned responsibility under this Agreement (including the Development Plan), and will keep Company reasonably informed as to the progress of such activities.
4.Development Plan. The first sentence of Section 3.2 of the License Agreement is hereby amended and replaced in its entirety as follows:
Subject to Section 3.1(a), the Development of the Licensed Products in the Field in the Territory will be conducted by the Parties pursuant to the Development and regulatory plan and regulatory strategy (the “Development Plan”), an initial draft of which will be prepared by Licensee and delivered to the JSC within  [***] after the Effective Date (or such later time as the Parties may mutually agree).
5.Specific Clinical Studies. Section 3.2(a) of the License Agreement is hereby amended and replaced in its entirety as follows:

Specific Clinical Studies. The Development Plan shall provide that, among other things,
Licensee will (i) fund Clinical Studies in the Field in the Territory of the Licensed Product for  [***] (such Clinical Studies, the “ [***]Trials”); (ii) enroll [***] patients in the Territory in the  [***] Trial (the “ [***] Trial”) (such patients, the “ [***] Trial Patients”), provided that  [***], ( [***], the “ [***] Patients”), (iii) initiate a proof-of-concept Phase 2 Study in the Territory of the Licensed Product use as a treatment for  [***] in accordance with the Development Plan (the “ [***] Phase 2 Trial”); and (iv) upon successful completion of the  [***] Phase 2 Trial, subject to the approval of the JSC, conduct a registrational Clinical Study in the Territory of the Licensed Product for  [***]. The Parties hereby acknowledge, confirm, and agree that Licensee has already reimbursed Company for [***].

6.Regulatory Filings and Approvals. The last sentence of Section 3.4(a) of the License Agreement is hereby amended and replaced in its entirety as follows:
Subject to the terms and conditions of this Agreement, Licensee will be responsible, at its sole cost and expense, for all regulatory activities for Licensed Products in the Field in the Territory, provided, that, Licensee will conduct such activities (and any and all regulatory activities delegated to Licensee in this Agreement) (1) in its own name, if Licensee is the legal and beneficial owner of the Regulatory Approvals for the Licensed Products in the Field in the Territory, or (2) as the express and authorized regulatory agent of record for Company in the Field in the Territory, if Company is the legal and beneficial owner of the Regulatory Approvals for the Licensed Products in the Field in the Territory, under which situation such actions will be taken on behalf of Company and for the benefit of Licensee in the Field in the Territory.
7.Development of the Licensed Products outside the Territory.
a)The second sentence of Section 3.6 is hereby amended and replaced in its entirety as follows:

Company will oversee, monitor and manage all interactions and communications with Regulatory Authorities with respect to such Licensed Products outside of the Territory.

b)The third sentence of Section 3.6 is hereby amended and replaced in its entirety as follows:

Company will have final decision-making authority regarding all regulatory activities outside of the Territory, including the labeling strategy and the content of Regulatory Filings with respect to such Licensed Products outside of the Territory.
8.Cost of [***] Patients. A new Section 3.8 is hereby added as follows:

Cost of [***] Patients in the Territory. Except as otherwise provided under this Agreement, Licensee will be responsible for all costs and expenses incurred by or on behalf of it or its Affiliates or Sublicensees in relation to patients enrolled by Licensee or its Affiliates or Sublicensees in the Clinical Studies of the Licensed Product in the Territory for [***] indications. Company will be responsible for any costs and expenses incurred by or on behalf of it or its Affiliates or Sublicensees to support or otherwise in relation to the Development of the Compound or Licensed Products in the Field [***]. Notwithstanding the foregoing, for costs and expenses incurred by or on behalf of Licensees or its Affiliates or Sublicensees in relation to patients enrolled by Licensee or its Affiliates or Sublicensees in the  [***] Trial, the Parties agree to the following terms,  [***]:

a) [***].

b) [***].

c) [***].

For purposes of this Section 3.8, “Out-of-Pocket Costs” means external costs paid by or on behalf of Licensee or its Affiliates or Sublicensees, including by a contract research organization engaged by or on behalf of Licensee or its Affiliates or Sublicensees, to a Third Party or QED or its Affiliates, including clinical trial expenses such as investigator payments, contract research organization management fees, third party monitoring costs and comparator drugs.

Notwithstanding the foregoing and anything to the contrary, (x) [***], and (y) [***] (i) [***] or (ii) [***], [***].

9.Decision-Making; Escalation to Senior Officers. The fourth sentence of Section 5.5 of the License Agreement is hereby amended and replaced in its entirety as follows:
If the Senior Officers fail to resolve such matter within [***] after the date on which matter is referred to the Senior Officers (unless a longer period is agreed to by the Parties), then, [***].

10.Development Milestone Payment. The table in Section 6.1(c) of the License Agreement is hereby deleted and replaced in its entirety with the following table:

Development Milestone Event	Development Milestone Payment (in Dollars)
1. [***]	[***]
1. [***]	[***]
Total	[***]

11.Royalty Rate. The table in Section 6.2(a) of the License Agreement is hereby deleted and replaced in its entirety with the following table:

Portion of the Annual Net Sales of the Licensed Products	Royalty Rate
1. [***]	[***]
1. [***]	[***]
1. [***]	[***]

12.Dispute Resolution; Escalation. The last sentence of Section 13.1 is hereby amended and replaced in its entirety as follows:
If the Senior Officers fail to resolve such matter within  [***] after the date on which the matter is referred to the Senior Officers (unless a longer period is agreed to by the Parties), then, subject to  [***] under Section 5.5, either Party may submit the dispute for final resolution by binding arbitration in accordance with Section 13.2.

13.No Other Changes. All other original terms and conditions of the License Agreement, except as specifically amended herein, shall remain in full force and effect. To the extent there is a conflict between this Amendment and the License Agreement, the provisions of this Amendment shall control.
14.Execution in Counterparts; Facsimile Signatures. This Amendment may be executed in counterparts, each of which counterparts, when so executed and delivered, will be deemed to be an original, and all of which counterparts, taken together, will constitute one and the same instrument even if both Parties have not executed the same counterpart. Signatures provided by facsimile transmission or in Adobe™ Portable Document Format (PDF) sent by electronic mail will be deemed to be original signatures.
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IN WITNESS WHEREOF, each Party has caused this Agreement to be duly executed by its authorized representative under seal, in duplicate on the Amendment Effective Date.
QED THERAPEUTICS, INC.
/s/ Michael Henderson
Name: Michael Henderson
Title: Chief Executive Officer

LIAN ONCOLOGY LIMITED
/s/ Raphael Ho
Name: Raphael Ho
Title: Authorized Signatory

LIANBIO LICENSING, LLC
/s/ Yizhe Wang
Name: Yizhe Wang
Title: Sole Manager

LIAN ONCOLOGY
/s/ Yizhe Wang
Name: Yizhe Wang
Title: Sole Director

[SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE EXCLUSIVE LICENSE AGREEMENT]